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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     August 7, 2003
                                                --------------------------------



                                 Deb Shops, Inc.
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             (Exact Name of Registrant as specified in its charter)



Pennsylvania                           0-12188               23-1913593
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(State or other jurisdiction           (Commission           (IRS Employer
    of incorporation)                  File Number)          Identification No.)



9401 Blue Grass Road,  Philadelphia, PA                      19114
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code (215) 676-6000
                                                   -----------------------------

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              (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)   Exhibits

        The following exhibit is filed with this Current Report on Form 8-K:

        Exhibit
        No.               Description
        -------           -----------

        99 Press release, dated August 7, 2003, captioned "DEB SHOPS, INC. REPORTS JULY, SECOND QUARTER AND YEAR-TO-DATE SALES"

Item 12.   Results of Operations and Financial Condition.

        On August 7, 2003, Deb Shops, Inc. (the "Company") issued a press release announcing its sales results for the month of July, including sales results for its second quarter ended July 31, 2003 and year-to-date sales. A copy of the press release is attached hereto as Exhibit 99.

           The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   Signatures
                                   ----------
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    DEB SHOPS, INC.


Dated:  August 11, 2003                       By:   Barry J. Susson
                                                --------------------------------
                                                    Barry J. Susson
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


The following exhibit is filed as part of this Current Report on Form 8-K:

         Exhibit
         No.               Description
         -------           -----------
         99*               Press release, dated August 7, 2003, captioned "DEB
                           SHOPS, INC. REPORTS JULY, SECOND
                           QUARTER AND YEAR-TO-DATE SALES"

         * Filed electronically herewith.


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